UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material under §240.14a-12

ARTIVION, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒No fee required.

☐Fee paid previously with preliminary materials.

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ANNUAL MEETING OF STOCKHOLDERS OF

May 16, 2023

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/295739807 (password: artivion2023) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/01609

 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20930403030000000000 3	051623

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED BELOW, FOR APPROVAL OF THE COMPENSATION PAID TO ARTIVION’S NAMED EXECUTIVE OFFICERS, FOR ONE-YEAR FREQUENCY OF THE COMPENSATION OF ARTIVION’S NAMED EXECUTIVE OFFICERS, FOR RATIFICATION OF THE PRELIMINARY APPROVAL OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023, AND FOR APPROVAL OF ADDITIONAL FUNDING OF 3,040,000 SHARES FOR THE ARTIVION, INC. 2020 EQUITY AND CASH INCENTIVE PLAN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS

NOMINEES:
☐	FOR ALL NOMINEES	O Thomas F. Ackerman O Daniel J. Bevevino O Marna P. Borgstrom O James W. Bullock O Jeffrey H. Burbank O Elizabeth A. Hoff O J. Patrick Mackin O Jon W. Salveson O Anthony B. Semedo

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

	FOR	AGAINST	ABSTAIN
2. To approve, by non-binding vote, the compensation paid to Artivion’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.	☐	☐	☐
1 YEAR	2 YEARS	3 YEARS	ABSTAIN
3. To approve, by non-binding vote, the frequency of stockholder advisory votes on the compensation of our named executive officers. ☐	☐	☐	☐

	FOR	AGAINST	ABSTAIN
4. To ratify the preliminary approval of Ernst & Young LLP as the independent registered public accounting firm for the company for the fiscal year ending December 31, 2023.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
5. To approve additional funding of 3,040,000 shares for the Artivion, Inc. 2020 Equity and Cash Incentive Plan.	☐	☐	☐

6. In their discretion, upon such other matters as may properly come before the meeting.

THE PROXIES SHALL VOTE AS SPECIFIED ABOVE, OR IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED NOMINEES, FOR APPROVAL OF THE COMPENSATION PAID TO ARTIVION’S NAMED EXECUTIVE OFFICERS, IN FAVOR OF THE RATIFICATION OF ERNST & YOUNG LLP, AND FOR APPROVAL OF THE ARTIVION, INC. AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN. SHOULD A NOMINEE BE UNABLE TO SERVE, THIS PROXY MAY BE VOTED FOR A SUBSTITUTE SELECTED BY THE BOARD OF DIRECTORS.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

To Be Held On:

May 16, 2023 at 9:00 a.m. EDT

Meeting live via the Internet – please visit https://web.lumiagm.com/295739807 (password: artivion2023)

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 05/4/2023.

Please visit http://www.astproxyportal.com/ast/01609, where the following materials are available for view:

•	Notice of Annual Meeting of Stockholders
•	Proxy Statement
•	Form of Electronic Proxy Card
•	Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM EDT the day before the meeting date.

VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/295739807 (password: artivion2023) and be sure to have your control number available.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. ELECTION OF DIRECTORS

NOMINEES:

Thomas F. Ackerman Daniel J. Bevevino Marna P. Borgstrom James W. Bullock Jeffrey H. Burbank Elizabeth A. Hoff J. Patrick Mackin Jon W. Salveson Anthony B. Semedo

Please note that you cannot use this notice to vote by mail.

2. To approve, by non-binding vote, the compensation paid to Artivion’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

3. To approve, by non-binding vote, the frequency of stockholder advisory votes on the compensation of our named executive officers.

4. To ratify the preliminary approval of Ernst & Young LLP as the independent registered public accounting firm for the company for the fiscal year ending December 31, 2023.

5. To approve additional funding of 3,040,000 shares for the Artivion, Inc. 2020 Equity and Cash Incentive Plan.

6. In their discretion, upon such other matters as may properly come before the meeting.